LETTER FROM THE PRESIDENT

Dear Policy Owner:

Thank you for purchasing a Columbus Life Variable Universal Life policy. Our exceptional financial strength assures you that the life insurance benefits you purchased will be available when needed. As evidence, we once again received outstanding assessments of our claims-paying ability from three top rating agencies. Standard & Poor's Corporation and Duff & Phelps Credit Rating Company
- top analysts judging insurers' claims-paying ability -- assigned Columbus Life their highest ratings, AAA. A.M. Best Company, an industry authority on the financial strength of insurance companies, awarded Columbus Life its second highest rating, A+ Superior.

The economy also continued its outstanding performance breaking the record for the longest economic expansion in our history. Indications are that this trend may continue in light of high employment, strong consumer spending, rising business productivity and tame inflation.

There are concerns however. While the Dow Jones Industrial Average and Standard and Poor's 500 stock indexes finished the year at record levels, much of this increase took place within a relatively small group of technology-related sectors that overshadowed weaker performances from other sectors. Meanwhile, the trade deficit is beginning to expand, and the U.S. fixed income market has just endured one of its worst years in history.

Performance differences between asset classes, industry sectors, and types of stock are more the rule than the exception. Diversifying your portfolio among asset classes with complementary returns reduces the impact of some of this volatility. We recommend that you review your portfolio selections periodically in light of current events to assure that they remain in line with your financial goals. For assistance, consult with the Registered Representative who assisted you when you purchased this policy.

As further assistance, we are pleased to provide you with an update of the investment activity and performance of the funds available to you through the Columbus Life Separate Account 1 for the year ended December 31, 1999.


Sincerely,

/s/ Lawrence Grypp

Lawrence Grypp
President and Chief Executive Officer
Columbus Life Insurance Co.

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[Cover]

[Graphic of family on beach]

Variable Universal Life
Annual Report
December 31, 1999

[LOGO]

Columbus Life Insurance Company

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This is one part of a two-part annual report. This part contains financial statements and performance information for the following funds of the Touchstone Variable Series Trust: Touchstone Small Cap Value, Touchstone Emerging Growth, Touchstone International Equity, Touchstone Income Opportunity, Touchstone High Yield, Touchstone Value Plus, Touchstone Growth & Income, Touchstone Enhanced 30, Touchstone Balanced, Touchstone Bond, and Touchstone Standby Income. The other part of the report contains financial statements and performance information for the following funds: AIM V.I. Growth, AIM V.I. Government Securities, Alger American Small Capitalization, Alger American Growth, MFS VIT Emerging Growth, MFS VIT Growth with Income, and PIMCO Long-Term U.S. Government Bond. Please call Columbus Life Insurance Company at 800.677.9595 for additional information.

Separate Account 1 of Columbus Life Insurance Company holds the assets allocated to its sub-accounts by the owners of the variable universal life insurance contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable universal life insurance contracts. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Columbus Life variable universal life insurance contracts are distributed by Touchstone Securities, Inc.,* and underwritten by Columbus Life Insurance Company, Cincinnati, Ohio. For more information about your variable universal life insurance contract or any investment option, including charges and expenses, call Columbus Life Insurance Company for a free prospectus. Read it carefully before you invest.


*A registered broker-dealer and member of the NASD and SIPC.

This is one part of a two-part annual report. This part contains financial statements and performance information for the following funds: AIM V.I. Growth, AIM V.I. Government Securities, Alger American Small Capitalization, Alger American Growth, MFS VIT Emerging Growth, MFS VIT Growth with Income, and PIMCO Long-Term U.S. Government Bond. The other part of the report contains financial statements and performance information for the following funds of the Touchstone Variable Series Trust: Touchstone Small Cap Value, Touchstone Emerging Growth, Touchstone International Equity, Touchstone Income Opportunity, Touchstone High Yield, Touchstone Value Plus, Touchstone Growth & Income, Touchstone Enhanced 30, Touchstone Balanced, Touchstone Bond, and Touchstone Standby Income. Please call Columbus Life Insurance Company at 800.677.9595 for additional information.

Separate Account 1 of Columbus Life Insurance Company holds the assets allocated to its sub-accounts by the owners of the variable universal life insurance contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable universal life insurance contracts. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Columbus Life variable universal life insurance contracts are distributed by Touchstone Securities, Inc.,* and underwritten by Columbus Life Insurance Company, Cincinnati, Ohio. For more information about your variable universal life insurance contract or any investment option, including charges and expenses, call Columbus Life Insurance Company for a free prospectus. Read it carefully before you invest.


*A registered broker-dealer and member of the NASD and SIPC.

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[Back Cover]

400 East Fourth Street
P.O. Box 5737
Cincinnati, Ohio 45201-5737
(800) 677-8383
www.ColumbusLife.com


Underwriter
Columbus Life Insurance Co.
400 East Fourth Street
Cincinnati, Ohio 45202

Distributor
Touchstone Securities, Inc.
311 Pike Street
Cincinnati, Ohio 45202
800.638.8194 Broker-Dealers
800.285.2858 Financial Institutions

Investment Advisor & Sponsor
Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, Ohio 45202

Variable Service Center
Columbus Life Variable Service Center
P.O. Box 2850
Cincinnati, Ohio 4501-2850

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-9130

Independent Accountants
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

Legal Counsel
Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street